EXHIBIT 21.1

SIGNIFICANT SUBSIDIARIES OF THE COMPANY

      All subsidiaries are 100 percent owned, directly or indirectly, by the Company unless otherwise indicated.

Entity Name	Jurisdiction of Formation

The Ralph Lauren Catalog Company, Inc.	Delaware
Polo Wings II, Inc.	Delaware
The Polo Lauren Company, LP	New York
Polo Ralph Lauren UK Limited	United Kingdom
Ralph Lauren Limited	United Kingdom
L&S (UK) Limited	United Kingdom
Polo Shirts (UK)	United Kingdom
The RL Trading Company Ltd.	United Kingdom
Polo Ralph Lauren Sourcing Company, Ltd.	Hong Kong
Polo Ralph Lauren Sourcing PTE, Ltd.	Singapore
Mountain Rose International, Ltd. (Hong Kong)	Hong Kong
Rodeo Girls Productions, Inc.	New York
Mountain Rose (USA), LLC	Delaware
Polo Ralph Lauren Womenswear, Inc.	Delaware
The Ralph Lauren Womenswear Company, L.P.	Delaware
RLWW, Inc.	Delaware
R.L. Fashions of (Canada), Inc.	Canada
PRL USA Holdings, Inc.	Delaware
PRL USA, Inc.	Delaware
Ralph Lauren Home Collection, Inc.	Delaware
Ralph Lauren Home Products Development, LLC	Delaware
Ralph Lauren Home Collection Showroom, LLC	Delaware
RL Fragrances, LLC	Delaware
PRL Fashions, Inc.	Delaware
PRL International, Inc.	Delaware
PRL Financial Corp.	Delaware
The Polo/ Lauren Company L.P. (New York)	New York
Polo International Assignments Service Corp.	Delaware
Fashions Outlet of America, Inc.	Delaware
Fashion Development Corp.	Delaware
FOA Management Ltd.	Delaware
R.L. Fashions of Alabama, LLC	Delaware
Polo California, LLC	Delaware
R.L. Fashions of Arizona, LLC	Delaware
R.L. Fashions of Cabazon CA, LLC	Delaware
Polo Colorado, LLC	Delaware
R.L. Fashions of Connecticut, LLC	Delaware
R.L. Fashions of Delaware, LLC	Delaware
Polo Florida, LLC	Delaware
Fashions Outlet of Florida, LLC	Delaware

Entity Name	Jurisdiction of Formation

Polo Georgia, LLC	Delaware
Polo Pennsylvania, LLC	Delaware
Polo Illinois, LLC	Delaware
R.L. Fashions of Indiana, LLC	Delaware
R.L. Fashions of Massachusetts, LLC	Delaware
PRL Michigan, LLC	Delaware
R.L. Fashions of Missouri, LLC	Delaware
R.L. Fashions of Montana, Inc.	Delaware
R.L. Fashions of Naples, LLC	Delaware
R.L. Fashions of Nebraska	Delaware
Polo Nevada LLC	Delaware
R.L. Fashions of New Hampshire, LLC	Delaware
National Polo Retailers, Inc.	Delaware
R.L. Fashions of New York, LLC	Delaware
R.L. Fashions of North Carolina, LLC	Delaware
R.L. Fashions of Ohio, LLC	Delaware
R.L. Fashions of Oregon, LLC	Delaware
R.L. Fashions Tennessee, LLC	Delaware
R.L. Fashions of Texas, Inc.	Delaware
RLPR, Inc.	Delaware
R.L. Fashions of South Carolina, LLC	Delaware
R.L. Fashions of Utah, LLC	Delaware
R.L. Fashions of Virginia, LLC	Delaware
R.L. Fashions of West Virginia, LLC	Delaware
R.L. Fashions of Wisconsin, Inc.	Delaware
R.L. Fashions of Woolrich, PA., Inc.	Delaware
R.L. Fashions of Wyoming, LLC	Delaware
R.L. Fashions of Iowa, LLC	Delaware
R.L. Fashions of Maine, LLC	Delaware
R.L. Fashions of Maryland, LLC	Delaware
R.L. Fashions of Minnesota, LLC	Delaware
R.L. Fashions of Mississippi, LLC	Delaware
R.L. Fashions of Vermont, LLC	Delaware
R.L. Fashions of Wisconsin, LLC	Delaware
R.L. Fashions of Washington, LLC	Delaware
Polo New York, LLC	Delaware
Polo Retail, LLC	Delaware
Polo Soho, LLC	Delaware
41 Jobs Lane, LLC	Delaware
Polo Hawaii, LLC	Delaware
Poloconn Retailers, Inc.	Delaware
PRL Jeans Retail Concepts, LLC	Delaware
PRL Restaurant Concepts of Illinois, LLC	Delaware
Polo Rodeo Inc.	California
Colorado Retail, LLC	Delaware
Consolidated Polo Retailers, Inc.	Delaware

Entity Name	Jurisdiction of Formation

Polo DC, LLC	Delaware
Perkins Shearer Pacifica Ltd.
Perkins Shearer Pennsylvania, Inc.	Colorado
Philadelphia Polo, Ltd., Joint Venture	Colorado
Polo Cherry Creek, LLC	Delaware
Western Polo Retailers, LLC	Delaware
WSH, LLC	Delaware
PRLCMI, LLC	Delaware
Polo Ralph Lauren Japan Corp.	Japan
Club Monaco Corp. (Nova Scotia)	Nova Scotia
Club Monaco U.S., LLC	Delaware
Club Monaco (Hong Kong) Limited	Hong Kong
Club Monaco Europe Limited (UK)	United Kingdom
Club Monaco S.A.M. (Monagescue)	Principality of Monaco
Poloco USA, Inc. (US)	Delaware
PRL Trans Atlantic, Inc. (US)	Delaware
PRL European Enterprises, Inc. (US)	Delaware
Acqui Polo CV (Netherlands)	Netherlands
Polo Hold BV (Netherlands)	Netherlands
Acqui Polo Espana (Spain)	Spain
Poloco Espana SA (Spain)	Spain
Acqui Polo SAS (France)	France
Poloco SAS (France)	France
Polo Moden Gmbh (Germany)	Germany
Polo Scandinavia AB (Sweden)	Sweden
PRL Textil Gmbh (Austria)	Austria
PFO Retail Management SAS (France)	France
Poloco Belgium S.p.r.l. (Belgium)	Belgium
PRL Fashions of Europe S.r.l. (Italy)	Italy
Poloco Netherlands BV (Netherlands)	Netherlands
Polo Fin BV (Netherlands)	Netherlands
Polo Retail Europe Limited (FKA) Acqui Polo UK (UK)	United Kingdom
Poloco Ltd. (UK)	United Kingdom
Polo UK Ltd. (FKA) Polo Factory Outlet Ltd. (UK)	United Kingdom
Polo Jeans Co. (Europe) Ltd. (UK)	United Kingdom
PRL S.R.L. Argentina	Argentina
Polo Ralph Lauren Milan S.r.l. (Italy)	Italy
Polo Ralph Lauren Sourcing Italy S.r.l. (Italy)	Italy
Polo Ralph Lauren Europe SARL (Switzerland)	Switzerland
PRL Hotel Company, LLC	Delaware
379 West Broadway Retail, LLC	New York
Polo Players, Ltd GP	Delaware
Polo Players Alto Company GP	Delaware
PRC Management Corp	Colorado
R.L. Fashions of Michigan, LLC	Delaware